UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2013

Icahn Enterprises L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	entry into a material definitive agreement

On August 23, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) entered into an Amended and Restated Depositary Agreement (the “Amended Depositary Agreement”) among Icahn Enterprises, Icahn Enterprises G.P. Inc., its general partner (the “General Partner”), and Registrar and Transfer Company. The Amended Depositary Agreement amends and restates an agreement among the parties, dated July 1, 1987, as amended by Amendment No. 1, dated February 22, 1995, appointing Registrar and Transfer Company to act as depositary in connection with Icahn Enterprises’ depositary units representing limited partner interests. The Amended Depositary Agreement allows for uncertificated depositary units and book-entry transfers and applies to such number of units as from time to time authorized by the General Partner.

The Amended Depositary Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Depositary Agreement, dated August 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc. its general partner

	By:	/s/ Peter Reck
Chief Accounting Officer

Date:  August 23, 2013